Subject to Completion
Preliminary Prospectus Dated February 10, 1997

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PROSPECTUS

The JPM Pierpont Emerging Markets Debt Fund
60 State Street
Boston, Massachusetts 02109

For information call (800) 521-5411

The investment objective of The JPM Pierpont Emerging Markets Debt Fund (the "Fund") is high total return from a portfolio of fixed income securities of emerging markets issuers. Total return consists of realized and unrealized capital gains and losses plus income. The Fund seeks to achieve its objective by investing all of its investable assets in The Emerging Markets Debt Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See Information About the Master-Feeder Structure on page 2.

The Portfolio invests primarily in a portfolio of debt obligations issued by governments, government-related agencies and corporate issuers located in emerging markets around the world.

 The Portfolio invests in lower quality debt instruments ("junk bonds"), which are subject to higher risks of untimely interest and principal payments, default and price volatility than higher quality securities and may present liquidity and valuation problems. Investments in securities of issuers in emerging markets, investments in unrated and lower rated debt obligations and investments denominated or quoted in foreign currencies, as well as the Portfolio's use of interest rate and currency management techniques, entail risks in addition to those that are customarily associated with investing in dollar-denominated fixed income securities of U.S. issuers. Interest rate and currency management techniques may be unavailable or ineffective in mitigating risks inherent in the Portfolio. The Fund may not be able to achieve its investment objective. The Fund is intended for investors who can accept a high degree of risk and is not suitable for all investors.

The Fund is a series of The JPM Pierpont Funds, an open end management investment company organized as a Massachusetts business trust (the"Trust").

The Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated March _, 1997, as amended or supplemented from time to time. This information is incorporated herein by reference and is available without charge upon written request from the Fund's Distributor or by calling (800) 221-7930. The Fund's Distributor is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, Attention: The JPM Pierpont Funds.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The value of an investment in the Fund may fluctuate and may, at the time it is redeemed, be higher or lower than the amount originally invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is March _, 1997


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Table of Contents

                                                                       Page

Expense Table............................................................1

Information About the Master-Feeder Structure............................2

Who May Be a Suitable Investor in the Fund...............................2

Investment Objective and Policies........................................2

Additional Investment Practices and Risks................................4

Management of the Fund and Portfolio....................................10

Shareholder Inquiries and Services......................................12

Purchase of Shares......................................................13

Redemption of Shares....................................................14

Exchange of Shares......................................................14

Dividends and Distributions.............................................15

Net Asset Value.........................................................15

Taxes...................................................................15

Organization............................................................16

Additional Information..................................................16




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The JPM Pierpont Emerging Markets Debt Fund

Expense Table

An investment in the Fund is not subject to any sales charges or redemption fees. Operating expenses described below include the expenses of both the Fund and the Portfolio. The Trustees believe that the Fund's operating expenses are approximately equal to or less than would be the case if the Fund invested its assets directly in securities instead of investing all of its investable assets in the Portfolio.

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases(1).............................None
Sales Charge Imposed on Reinvested Distributions.........................None
Deferred Sales Load......................................................None
Redemption Fees..........................................................None
Exchange Fee.............................................................None

Annual Operating Expenses(2)
Advisory Fees...........................................................0.70%
Rule 12b-1 Fees..........................................................None
Other Expenses (after expense limitation)...............................0.55%
Total Operating Expenses (after expense limitation).....................1.25%


(1) Certain Eligible Institutions (defined below) may impose fees in connection with the purchase of the Fund's shares through such institutions.

(2) These expenses are based on the estimated expenses and estimated average net assets for the Fund's first fiscal year, and through April 30, 1998, after applicable expense limitation. Without such expense limitation, the estimated Other Expenses and Total Operating Expenses would be equal on an annual basis to 0.74% and 1.44%, respectively, of the average daily net assets of the Fund.

Example

An investor would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period. (The Fund's minimum initial investment is greater than $1,000.)

1 Year...................................................................$13
3 Years..................................................................$40

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in the Fund bear. For a complete description of contractual arrangements and other expenses applicable to the Fund and the Portfolio, see Management of the Fund and Portfolio and Shareholder Inquiries and Services - Shareholder Servicing. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown.

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Information About the Master-Feeder Structure

The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has an identical investment objective. The Fund is a feeder fund and the Portfolio is the master fund in a so-called master-feeder structure.

In addition to the Fund, other feeder funds may invest in the Portfolio, and information about these other feeder funds is available from the Fund's Distributor. The other feeder funds invest in the Portfolio on the same terms as the Fund and bear a proportionate share of the Portfolio's expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Fund, which may produce different performance results.

There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in the Portfolio may reduce the diversification of the Portfolio's investments, reduce economies of scale and increase the Portfolio's operating expenses. If the Board of Trustees of the Portfolio approves a change to the investment objective of the Portfolio that is not approved by the Fund's Board of Trustees, the Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment advisor or find a substitute master fund. Withdrawal of the Fund's interest in the Portfolio might cause the Fund to incur expenses it would not otherwise be required to pay.

If the Fund is requested to vote on a matter affecting the Portfolio, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will vote on any matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote the shares held by Fund shareholders who do not vote in the same proportion as the shares of Fund shareholders who do vote.

Who May Be a Suitable Investor in the Fund

An investment in the Fund may offer greater potential for gains and losses but may be more volatile than an investment in a fund investing primarily in investment grade fixed income securities. The Fund is intended for investors who can accept a high degree of risk and is not suitable for all investors. The Fund does not represent a complete investment program.

Investments in high yield and emerging markets securities may be considered speculative and involve risks not associated with investments in higher-rated securities. Investments in securities of issuers in emerging markets, investments in unrated and lower rated debt obligations and investments denominated or quoted in foreign currencies, as well as the Portfolio's use of interest rate and currency management techniques, entail risks in addition to those that are customarily associated with investing in dollar-denominated fixed income securities of U.S. issuers. Interest rate and currency management techniques may be unavailable or ineffective in mitigating risks inherent in the Portfolio. The Fund may not be able to achieve its investment objective.

Investment Objective and Policies

The Fund's investment objective is high total return from a portfolio of fixed income securities of emerging markets issuers. Total return consists of realized and unrealized capital gains and losses plus income. The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Fund. Since the investment characteristics of the Fund correspond directly to those of the Portfolio,

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the following is a discussion of the investment policies and risks of the
Portfolio. The Portfolio invests primarily in a portfolio of debt obligations of governments, government-related agencies and companies located in emerging markets around the world.

Primary Investments. In normal circumstances, substantially all and at least 65% of the value of the Portfolio's total assets are invested in debt obligations of governments, government-related agencies and corporate issuers located in emerging markets around the world. The Advisor considers "emerging markets" to be any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations or its authorities. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and United States. An emerging market issuer is one that (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market country; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging market countries; (iv) has at least 50% of its assets located in emerging markets; or (v) is a government, governmental authority or agency of an emerging market country.

Debt obligations in which the Portfolio may invest include (i) fixed and floating rate bonds, notes and debentures of corporate issuers, including convertible securities; (ii) commercial paper and bank certificates of deposit;
(iii) loans and interests therein, including loan participations; (iv) obligations issued or guaranteed by a foreign government or its agencies, instrumentalities, political subdivisions and authorities, including obligations of central banks and Brady bonds; (v) structured notes, bonds and debentures issued or guaranteed by governmental or corporate issuers; and (vi) any other debt securities issued or guaranteed by an emerging markets issuer.

Emerging market securities may be denominated in foreign currencies or the U.S. dollar. The Advisor will not routinely attempt to manage the Portfolio's exposure to currencies of emerging markets. However, the Portfolio may from time to time decide to engage in forward foreign currency exchange transactions if the Advisor believes these transactions would be in the Portfolio's best interest.

The Portfolio may invest without limit in fixed income securities rated below investment grade by one or more internationally recognized rating agencies such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or in unrated securities determined to be of comparable credit quality by the Advisor. These below investment grade securities may include obligations of sovereign and corporate issuers. The Portfolio will not invest in securities rated below B by Moody's or S&P. The Portfolio is not required to dispose of securities whose ratings fall below B. Below investment grade obligations, commonly called "junk bonds," are considered speculative and include obligations that are unrated or in default. See Additional Investment Practices and Risks.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in debt securities of the U.S. government or corporate issuers. The Portfolio may engage in defensive investing if Morgan determines that economic or market conditions in emerging markets significantly limit opportunities for total return or pose undue risk to investors.

How Investments are Selected. The Portfolio seeks to achieve its objective by country allocation and security selection. Morgan believes that an assessment of the creditworthiness of emerging market issuers is the key element in the country allocation process. To assess creditworthiness, Morgan measures country risk, i.e., the risk of a change in the likelihood of repayment by emerging market issuers, by combining a quantitative analysis of

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economic factors with a qualitative analysis of the political risk for each country. Morgan then compares that risk to the potential total returns offered by issuers in that country. The Portfolio will be more heavily invested in the emerging market countries with higher estimated returns relative to the expected degree of country risk.

Securities are selected for the Portfolio using fundamental and quantitative analysis of the general features of specific emerging markets debt securities including liquidity, volatility, duration and investor participation. The primary criteria in determining the securities in which the Portfolio will invest are the instrument's relative value and estimated total return. An emerging market debt security's expected return and volatility are in large part determined by the type of security (e.g., Brady bond, sovereign debt or loan participation) and market characteristics (e.g., liquidity).

The Portfolio's duration will generally be approximately four to six years. The maturities of the securities in the Portfolio may vary widely, however. In addition to securities selection, the Advisor may use futures contracts to adjust the Portfolio's duration. Duration is a measure of the weighted average maturity of the debt obligations held by the Portfolio and the sensitivity of the Portfolio's market value to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive it will be to changes in interest rates.

Additional Investment Practices and Risks

Investing in Emerging Markets. Investing in the securities of emerging market issuers involves considerations and potential risks not typically associated with investing in the securities of issuers in the United States and other developed countries.

Market Characteristics. The fixed income securities markets of emerging countries generally have substantially less volume than the markets for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making activities may be less extensive in such markets, which may contribute to increased volatility and reduced liquidity in those markets. The less liquid the market, the more difficult it may be for the Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay expenses.

Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to these investments and in exchange control regulations (e.g., currency blockage). In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, these procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct securities transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of

4

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nationalization, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

Economic, Political and Social Factors. Emerging markets may be subject to a greater degree of economic, political and social instability that could significantly disrupt the principal financial markets than are markets in the United States and in Western European countries. Such instability may result from among other things: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in government through extraconstitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets are vulnerable to weakness in world prices for their commodity exports. The economies of emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

Restrictions on Investment and Repatriation. Certain emerging markets require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Portfolio.

Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which the Portfolio's securities are denominated may have a detrimental impact on the Portfolio's net asset value.

The Portfolio may invest any portion of its assets in securities denominated in foreign currencies or in a particular currency. The Portfolio may enter into forward foreign currency exchange transactions in an attempt to manage the Portfolio's foreign currency exposure.

Investment in Lower Rated Obligations. Below investment grade securities, commonly called junk bonds, are considered speculative. While generally providing greater income than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and

5

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short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

Lower quality debt obligations are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.

Sovereign and Corporate Debt Obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Portfolio's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.



6

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Obligations of Supranational Entities. The Portfolio may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Loan Participations. The Portfolio may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, the Portfolio's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties. When investing in a participation, the Portfolio will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Portfolio will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Portfolio's obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid and subject to the Portfolio's restrictions applicable to illiquid securities.

Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Portfolio accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Mortgage-Backed and Asset-Backed Securities. The Portfolio may invest up to 5% of its total assets in mortgage-backed securities and in other asset-backed securities issued by non-governmental entities, such as banks and other financial institutions. Mortgage-backed securities include mortgage pass-through securities and collateralized mortgage obligations ("CMOs"). Asset- backed securities are collateralized by such assets as automobile or credit card receivables and are securitized either in a pass-through structure or in a pay-through structure similar to a CMO.

Investments in Other Investment Companies. Certain sectors of the economies of emerging markets are closed to investment by foreigners. The Portfolio may be able to invest in issuers in certain emerging markets solely or primarily through closed-end investment companies that have been authorized as an investor in the emerging market by the market's government. The Portfolio may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting shares of the acquired investment company. Investments in the securities of investment companies may involve duplication of advisory fees and other expenses.

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Depository Receipts. Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

Restricted and Illiquid Securities. The Portfolio may acquire securities that have restrictions on their resale (restricted securities) or securities for which there is a limited trading market which the Advisor may determine are illiquid. However the Portfolio may not purchase an illiquid security if, as a result, more that 15% of its net assets would be invested in illiquid securities. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity. The Portfolio may also purchase Rule 144A securities eligible for resale to institutional investors without registration under the Securities Act of 1933. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

Money Market Instruments. Under normal circumstances, the Portfolio will purchase money market instruments only to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the Portfolio may also invest in money market instruments without limitation as a temporary defensive measure taken in the Advisor's judgment during, or in anticipation of, adverse market conditions. These money market instruments include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, any foreign government or any of its political subdivisions, commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. If a repurchase agreement counterparty defaults on its obligations, the Portfolio may, under some circumstances, be limited or delayed in disposing of the repurchase agreement collateral to recover its investment.

When-Issued and Forward Commitment Transactions. The Portfolio may purchase when-issued securities and enter into other forward commitments to purchase or sell securities. The value of securities purchased on a when-issued or forward commitment basis may decline between the purchase date and the settlement date.

Derivative Instruments. The Portfolio may purchase derivative securities to enhance return and enter into derivative contracts to hedge against fluctuations in securities prices or currency exchange rates, to change the duration of the Portfolio's fixed income portfolio holdings or as a substitute for the purchase or sale of securities or currency.

All of the Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in interest rates, securities prices or currency exchange rates. The loss on derivative contracts (other than purchased options) may exceed the Portfolio's initial investment in these contracts. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio.

Structured Securities. The Portfolio may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the

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interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

Derivative Contracts. The Portfolio may purchase and sell a variety of derivative contracts, including futures contracts on securities, indices or currency; options on futures contracts; options on securities, indices or currency; forward contracts to purchase or sell securities or currency; and interest rate and currency swaps. The Portfolio incurs liability to a counterparty in connection with transactions in futures contracts, forward contracts and swaps and in selling options. The Portfolio pays a premium for purchased options. In addition, the Portfolio incurs transaction costs in opening and closing positions in derivative contracts.

Risks Associated with Derivative Securities and Contracts. The risks associated with the Portfolio's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

Market Risk. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio.

Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Portfolio. If the Portfolio enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or currency positions or cover written options which may partially offset the leverage inherent in these transactions.

Correlation Risk. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Credit Risk. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Portfolio's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

Portfolio Securities Loans. The Portfolio may lend portfolio securities with a value up to one-third of its total assets. Each loan must be fully collateralized by cash or other eligible assets. The Portfolio may pay reasonable fees in connection with securities loans. The Advisor will evaluate the creditworthiness of prospective institutional borrowers and monitor the adequacy of the collateral to reduce the risk of default by borrowers.

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



Borrowing and Reverse Repurchase Agreements. The Portfolio may (1) borrow money from banks solely for temporary or emergency (but not for leverage) purposes and
(2) enter into reverse repurchase agreements for any purpose. The aggregate amount of such borrowings and reverse repurchase agreements may not exceed one-third of the Portfolio's total assets less liabilities (other than borrowings). For the purposes of the Investment Company Act of 1940 (the "1940 Act"), reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

Short-Term Trading. The Portfolio may sell a portfolio security without regard to the length of time such security has been held if, in the Advisor's view, the security meets the criteria for sale. The annual portfolio turnover rate of the Portfolio is generally not expected to exceed 100%. A high portfolio turnover rate involves higher transaction costs to the Portfolio in the form of dealer spreads. This policy is subject to certain requirements for qualification of the Fund as a regulated investment company under the Code.

Investment Policies and Restrictions. Except as otherwise stated in this Prospectus or the Statement of Additional Information, the Fund's and the Portfolio's investment objective, policies and restrictions are not fundamental and may be changed without shareholder approval.

Portfolio Diversification and Concentration. The Portfolio is non-diversified which means that it may invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of the Portfolio's assets in the securities of a small number of emerging market issuers will cause the Fund's net asset value to be more sensitive to events affecting those issuers. The Portfolio will not concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry or emerging market. For purposes of this limitation, the staff of the Securities and Exchange Commission (the "SEC") considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdivisions to be a single industry.

Management of the Fund and Portfolio

Trustees. The Fund is a series of the Trust, and the Portfolio is a subtrust of The Series Portfolio (the "Portfolio Trust"). The Trustees of the Trust and the Portfolio Trust decide upon matters of general policy and review the actions of Morgan and other service providers. The Trustees of the Trust and the Portfolio Trust are identified below. A majority of the non-interested Trustees have adopted written procedures to deal with any potential conflicts of interest that may arise because the same persons are Trustees of both the Trust and the Portfolio Trust.

Frederick S. Addy . . . . . . .    Former Executive Vice President and Chief
                                   Financial Officer, Amoco Corporation

William G. Burns  . . . . . . .    Former Vice Chairman of the Board and
                                   Chief Financial Officer, NYNEX Corporation

Arthur C. Eschenlauer . . . . .     Former Senior Vice President, Morgan
                                    Guaranty Trust Company of New York

Matthew Healey  . . . . . . . .     Chairman and Chief Executive Officer of
                                    the Trust and the Portfolio Trust;
                                    Chairman, Pierpont Group, Inc.

Michael P. Mallardi . . . . . .     Former Senior Vice President, Capital
                                    Cities/ABC, Inc. and President, Broadcast
                                    Group

Advisor. The Fund has not retained the services of an investment advisor because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of Morgan as investment advisor. Morgan provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.

Morgan, with principal offices at 60 Wall Street, New York, New York 10260, is a New York trust company that conducts a general banking and trust business. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through the Advisor and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients with combined assets under management of over $197 billion (of which the Advisor advises over $30 billion).

Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons have been primarily responsible for the day-to-day management and implementation of Morgan's processes for the Portfolio since its inception (business experience for the past five years is indicated parenthetically): Eduardo L. Cortes, Vice President (employed by Morgan since prior to 1992) and Elizabeth C. Walker, Vice President (employed by Morgan since prior to 1992).

As compensation for the services rendered and related expenses borne by Morgan under its investment advisory agreement with the Portfolio, the Portfolio has agreed to pay Morgan a fee which is computed daily and may be paid monthly at the annual rate of 0.70% of the Portfolio's average daily net assets. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York or any other bank.

Co-Administrator. Pursuant to Co-Administration Agreements with the Trust and the Portfolio, Funds Distributor, Inc. ("FDI") serves as the Co-Administrator for the Fund and the Portfolio. FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Fund and the Portfolio; (ii) provides officers for the Trust and the Portfolio Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

For its services under the Co-Administration Agreements, each of the Fund and the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or the Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Portfolio Trust, and certain other registered investment companies subject to similar agreements with FDI.

Administrative Services Agent. Pursuant to Administrative Services Agreements with the Trust and the Portfolio Trust, Morgan provides administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustees matters.

Under the Administrative Services Agreements, each of the Fund and the Portfolio has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio, the other portfolios in which series of the Trust or The JPM Institutional Funds invest and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI.

Distributor. FDI, a registered broker-dealer, also serves as the Distributor of shares of the Fund. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

Fund Services Agreements. Pursuant to Fund Services Agreements with the Trust and the Portfolio Trust, Pierpont Group, Inc. ("PGI"), 461 Fifth Avenue, New York, New York 10017, assists the Trustees in exercising their overall supervisory responsibilities for the affairs of the Trust and the Portfolio. PGI provides these services for a fee approximating its reasonable cost.

Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian, fund accounting and transfer agent for the Fund and the Portfolio and as the Fund's dividend disbursing agent. State Street keeps the books of account for the Fund and the Portfolio.

Expenses. In addition to the fees payable to the service providers identified above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. These include, among other things, organization expenses, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, interest, taxes and extraordinary expenses (such as for litigation). For the Fund, such expenses also include printing and mailing reports, notices and proxy statements to shareholders and registration and filing fees under federal and state securities laws, respectively. For the Portfolio, such expenses also include brokerage expenses registration fees under foreign securities laws.

Morgan has agreed that it will, at least through April 30, 1998, maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the annual rate of 1.25% of the Fund's average daily net assets. This expense limitation does not cover extraordinary expenses during the period.

Shareholder Inquiries and Services

Shareholders may call J.P. Morgan Funds Services at (800) 521-5411 for information about the Fund and assistance with shareholder transactions.

Shareholder Servicing. Under a shareholder servicing agreement with the Trust, Morgan, acting directly or through an agent (designated as an Eligible Institution), provides account administration and personal and account maintenance services to Fund shareholders. These services include assisting in the maintenance of accurate account records; processing orders to purchase and redeem shares of the Fund; and responding to shareholder inquiries. The Fund has agreed to pay Morgan a fee for these services at an annual rate of 0.25% of the average daily net assets of the Fund.

The Fund may be sold to or through Eligible Institutions, including financial institutions and broker- dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See Eligible Institutions. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

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



The business days of the Fund and the Portfolio are the days the New York Stock Exchange is open.

Purchase of Shares

Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Fund's Distributor. Investors must be customers of Morgan or an Eligible Institution. Investors may also be employer-sponsored retirement plans that have designated the Fund as an investment option for the plans. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Fund reserves the right to determine the purchase orders that it will accept.

Minimum Investment Requirements. The Fund requires a minimum initial investment of $100,000 except that for investors who were shareholders of another JPM Pierpont Fund as of September 29, 1995, the minimum initial investment in the Fund is $10,000. The minimum subsequent investment for all investors is $5,000. These minimum initial investment requirements may be waived for certain investors, including investors for whom the Advisor is a fiduciary, who are employees of the Advisor, who maintain related accounts with the Fund, other JPM Pierpont Funds or with the Advisor, who make investments for a group of clients, such as financial advisors, trust companies and investment advisors, or who maintain retirement accounts with the Fund.

Purchase Price and Settlement. The Fund's shares are sold on a continuous basis without a sales charge at the net asset value next determined after receipt of an order. Prospective investors may purchase shares with the assistance of an Eligible Institution that may establish its own terms, conditions and charges.

To purchase Fund shares, investors should request their Morgan representative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor and to transfer immediately available funds to the Fund's Distributor on the next business day. Any shareholder may also call J.P. Morgan Funds Services at (800) 521-5411 for assistance in placing an order for shares. If the Fund or its agent receives a purchase order prior to 4:00 P.M. New York time on any business day, the purchase of Fund shares is effective and is made at the net asset value determined that day, and the purchaser becomes a holder of record on the next business day upon the Fund's receipt of payment in immediately available funds. If the Fund or its agent receives a purchase order after 4:00 P.M. New York time, the purchase is effective and is made at the net asset value determined on the next business day, and the purchaser becomes a holder of record on the following business day upon the Fund's receipt of payment.

Eligible Institutions. Shares may be sold to or through Eligible Institutions, including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

The services provided by Eligible Institutions may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Eligible Institution, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the Eligible Institution's clients may reasonably request and agree upon with the Eligible Institution.

Although there is no sales charge levied directly by the Fund, Eligible Institutions may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Eligible Institutions but in all cases will be retained by the Eligible Institution and not remitted to the Fund or Morgan.

Redemption of Shares

Method of Redemption. To redeem Fund shares, an investor may instruct Morgan or his or her Eligible Institution, as appropriate, to submit a redemption request to the Fund or may telephone J.P. Morgan Funds Services directly at (800) 521-5411 and give the Shareholder Service Representative a preassigned shareholder Personal Identification Number and the amount of the redemption. The Fund executes effective redemption requests at the next determined net asset value per share ("NAV"). See Net Asset Value.

A redemption request received by the Fund or its agent prior to 4:00 P.M. New York time is effective on that day. A redemption request received after that time becomes effective on the next business day. Cash proceeds of an effective redemption are generally deposited the next business day in immediately available funds to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check or wire transferred in accordance with the customer's instructions and, subject to further redemption information below, in any event are paid within seven days.

Other Redemption Processing Information. Redemption requests may not be processed if the redemption request is not submitted in proper form. To be in proper form the Fund must have received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC.

Mandatory Redemption. If a redemption of shares reduces the value of a shareholder's account balance below the required initial minimum investment, the Fund may redeem the remaining shares in the account 60 days after providing written notice to the shareholder of the mandatory redemption. An account will not be subject to mandatory redemption if the shareholder purchases sufficient shares during the 60 day period to increase the account balance to the required minimum investment amount.

Exchange of Shares

Shares of the Fund may be exchanged for shares of any of The JPM Pierpont Funds, The JPM Institutional Funds or JPM Series Trust at net asset value without a sales charge. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. After the exchange, shareholders must meet the minimum investment requirements for the fund in which they are then investing. An exchange is a redemption of shares from one fund and a purchase of shares in another and is therefore a taxable transaction that may have tax consequences. The Fund reserves the right to discontinue, alter or limit the exchange privilege at any time. Exchanges are available only in states where an exchange may legally be made.

Dividends and Distributions

The Fund's net investment income and realized net capital gains, if any, will be distributed at least annually. Dividends and distributions will be payable to shareholders of record on the record date. The Fund's dividends and distributions are paid in additional Fund shares unless the shareholder elects to have them paid in cash. The tax treatment of dividends and distributions is the same whether they are paid in shares or cash. Cash dividends and distributions are either (1) credited to the shareholder's account at Morgan or the shareholder's Eligible Institution or (2) in the case of certain Morgan clients, paid by a check mailed in accordance with the client's instructions.

Net Asset Value

The Fund computes its NAV at 4:15 p.m. New York time on each business day. The NAV is determined by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the remainder by the number of outstanding shares.

Taxes

The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to shareholders in accordance with certain timing requirements of the Code.

Dividends paid by the Fund from net investment income, certain foreign currency gains, and the excess of net short-term capital gain over net long-term capital loss will be taxable to its shareholders as ordinary income. Distributions paid by the Fund from the excess of net long-term capital gain over net short-term capital loss and designated as "capital gain dividends" will be taxable as long-term capital gains regardless of how long shareholders have held their shares. These tax consequences will apply whether distributions are received in additional shares or in cash. The Fund's dividends and distributions will generally not qualify for the corporate dividends-received deduction under the Code. Shareholders will be informed annually about the amount and character, for federal income tax purposes, of distributions received from the Fund.

The Portfolio anticipates that it may be required to pay foreign taxes on its income from certain foreign investments, which will reduce its return from those investments. The Fund may elect to pass through qualifying foreign taxes to its shareholders. If this election is made, shareholders will then include their share of such taxes in income (in addition to actual dividends and distributions) and may be entitled, subject to applicable limitations, to a corresponding federal income tax credit or deduction. The Fund will provide appropriate information to shareholders if this election is made.

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



Investors should consider the adverse tax implications of buying shares before a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

Redemptions of shares, whether for cash or in-kind, are taxable events on which a shareholder may recognize a gain or loss and may be subject to special tax rules if the redeemed shares were held less than six months or if a reinvestment occurs. Individuals and certain other shareholders may be subject to 31% backup withholding of federal income tax on distributions and redemptions if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding.

In addition to federal taxes, a shareholder may be subject to state, local or other taxes on Fund distributions, redemptions or exchanges of shares of the Fund, or the value of their Fund investment. Shareholders are urged to consult their own tax advisors concerning specific questions about federal, state, local or other taxes.

Organization

The Trust was organized on November 4, 1992 as a Massachusetts business trust. The Trust currently has 20 series of shares, including the Fund, that are offered to the public.

Shareholders of the Fund are entitled to one full or fractional vote for each share of the Fund. There is no cumulative voting and shares have no preemption or conversion rights. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other.

Additional Information

Shareholder Reports and Confirmations. The Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders will also be sent confirmations of each purchase and redemption transaction and monthly statements reflecting all account activity.

Telephone Transactions. All shareholders are entitled to initiate redemptions and other transactions by telephone. However, a transaction authorized by telephone and reasonably believed by the Fund, Morgan, an Eligible Institution or the Distributor to be genuine may result in a loss to the investor if the transaction is not in fact genuine. The Fund will employ reasonable procedures to confirm that investor instructions communicated by telephone are genuine. These include requiring investors to give their personal identification numbers and tape recording telephone instructions. If these procedures are not followed, the Fund, Morgan, the investor's Eligible Institution or the Distributor may be liable for any losses resulting from unauthorized or fraudulent instructions.

Performance Advertising. The Fund may advertise historical performance information and compare its performance to other investments or relevant indexes. An advertisement may also include data supplied by Lipper Analytical Services, Inc., Micropal Inc., Morningstar Inc., Ibbotson Associates and other industry publications.

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



The Fund may advertise average annual total return and other forms of total return data. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at NAV for specified periods ending with the most recent calendar quarter. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. The Fund may also advertise total return on a cumulative, average, year-by-year or other basis for specified periods. The investment results of the Fund will fluctuate over time and should not be considered a representation of the Fund's performance in the future.

The Fund may advertise its yield. Yield reflects the Fund's rate of income on portfolio investments as a percentage of its NAV. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the NAV on the last day of that period. Yield is calculated by accounting methods that are standardized for all stock and bond funds and differ from the methods used for other accounting purposes. Therefore, the yield on the Fund's shares may not equal the income paid on these shares or the income reported in the Fund's financial statements.

Performance information may be obtained by calling Morgan at (800) 521-5411.

The
JPM
Pierpont
Emerging
Markets
Debt
Fund


























No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such an offer in such jurisdiction.


Prospectus
March _, 1997